UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2023

HANOVER BANCORP, INC.

(Exact name of registrant as specified in its charter)

New York	001-41384	81-3324480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 East Jericho Turnpike, Mineola, New York	11501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 548-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock	HNVR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(c)

On April 26, 2023, each of the Registrant and Hanover Community Bank, the Registrant’s wholly owned bank subsidiary (the “Bank”), appointed McClelland “Mac” W. Wilcox as President. Mr. Wilcox previously served as the Registrant’s and the Bank’s Senior Executive Vice President, Chief Lending and Revenue Officer. The table below sets forth certain information about Mr. Wilcox:

Name and Position	Age	Principal Occupation for the Past Five Years	Officer Since	Term Expires

McClelland W. Wilcox, President of the Registrant and the Bank	51	Senior Executive Vice President, Chief Lending and Revenue Officer (May 2021 – April 2023); Previously President and CEO of Savoy Bank	2021	N/A(1)

  (1) Officers serve at the pleasure of the Board of Directors

There are no arrangements or understandings between Mr. Wilcox and any other persons pursuant to which Mr. Wilcox was selected as President of the Registrant and the Bank. Mr. Wilcox has no family relationship with any other director or executive officer of the Registrant or the Bank, nor with any person nominated or chosen to serve as a director or executive officer of the Registrant or the Bank. Mr. Wilcox is not a director of any company with a class of securities registered pursuant to section 12, of the Securities Exchange Act of 1934, as amended (the “Act”), subject to the requirements of section 15(d) of the Act, or of any company under the Investment Company Act of 1940.

There are no “related party transactions” between Mr. Wilcox and the Registrant or the Bank that require disclosure.

In connection with the foregoing, Mr. Wilcox and the Bank entered into that certain Second Amended and Restated Employment Agreement dated as of April 27, 2023. This agreement restates that certain Amended and Restated Employment Agreement dated as of August 27, 2020, except:

●	In the event of a termination without cause, Mr. Wilcox’s is now entitled to:
o	two (2.0) times the sum of his (i) then current base salary, (ii) the highest cash bonus payment paid to him over the previous three years, and (iii) the highest full grant date value of any equity award granted over the previous three years (if any); and
o	Twenty four months continuation of Mr. Wilcox’s hospital, health, medical and life insurance, and any other like benefits.
●	In the event of a change in control Mr. Wilcox’s is now entitled to:
o	2.99 times the sum of his (i) then current base salary, (ii) the highest cash bonus payment paid to him over the previous three years, and (iii) the highest full grant date value of any equity award granted over the previous three years (if any); and
o	Thirty six months continuation of Mr. Wilcox’s hospital, health, medical and life insurance, and any other like benefits.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Agreement attached hereto as Exhibit 10.1.

SECTION 8.01 – OTHER EVENTS

On April 27, 2023, the Registrant issued a press release with respect to the matters set forth in Item 5.02, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibit 10.1	Second Amended and Restated Employment Agreement by and between Mr. Wilcox and Hanover Community Bank
Exhibit 99.1	Press release dated April 27, 2023
Exhibit 104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER BANCORP, INC.

Date: April 27, 2023	By:	/s/ Lance P. Burke
Lance P. Burke
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)